Exhibit 32.2

Certification required by Rule 13a-14(a) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002,  18 U.S.C. Section 1350

I, Ronald E. Schutz, Chief Financial Officer of HuntMountain Resources, certify that:

1.

This quarterly report on Form 10-QSB of HuntMountain Resources fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of HuntMountain Resources.

Date: November 8, 2006

/s/ Ronald E. Schutz

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Ronald E. Schutz, Chief Financial Officer